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                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

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                              FORM 8-K
                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):          March 16, 1998
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                 KEY CONSUMER ACCEPTANCE CORPORATION
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       (Exact Name of Registrant as Specified in its Charter)



          Delaware                    333-12431                  52-1995940
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(STATE OR OTHER                 (COMMISSION FILE NUMBER)          (I.R.S
  JURISDICTION                                                     EMPLOYER
 OF INCORPORATION)                                          IDENTIFICATION NO.)





c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman
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Road, Brooklyn, Ohio 44144, Attn: Yvonne M. Etling
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              (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:  (216) 813-6501
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                       Exhibit Index on Page 4

                          Page 1 of 7 pages


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Item 5.       OTHER EVENTS

On March 16, 1998, Key Auto Finance Trust 1997-2 (the "Trust") made its regular monthly distribution of funds to holders of the Trust's Asset Backed Notes and Certificates and distributed the Noteholder's and Certificateholder's Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholder's and Certificateholder's Statement reflecting the Trust's activities for the period ending
February 28, 1998, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

Item 7.       EXHIBITS

Exhibit 99 -  Noteholder's and Certificateholder's Statement



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                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 20, 1998


                                         Key Consumer Acceptance Corporation



                                         By: /S/ Craig Platt
                                            ------------------------
                                             Craig Platt



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                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 20, 1998


                                         Key Consumer Acceptance Corporation



                                         By:
                                            ------------------------
                                             Craig Platt



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